Strategic Partners Small Cap Growth Fund

(formerly named “Strategic Partners Managed Small Cap Growth Fund”)

a series of

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Supplement dated December 9,  2005 to the Prospectus dated August 5, 2005

Effective on or about December 16, 2005,  Deutsche Asset Management, Inc.,  345 Park Avenue, New York, New York 10154, is terminated as Sub-advisor for Strategic Partners Small Cap Growth Fund (formerly named “Strategic Partners Managed Small-Cap Growth Fund”).

All references to Deutsche Asset Management, Inc. as Sub-advisor for Strategic Partners Small Cap Growth Fund (the “Fund”) are hereby deleted from the Prospectus.

Westcap Investors LLC and RS Investment Management, L.P. each continue as Sub-advisor to the Fund.

MFSP601C8